Exhibit 10.6
                                                                   ------------




                               Overview of Stores and Collection Center Compensation Plan(1)

---------------------------------------------------------------------------------------------------------------------------------
Stores Organization
---------------------------------------------------------------------------------------------------------------------------------
                                               Incentive Programs (2)
                                               ----------------------------------------------------------------------------------
                         Approx.
                         Positions Total
Position                 Eligible  Base Pay
---------------------------------------------------------------------------------------------------------------------------------
                                                                      Deposit       Sales      Sales
                                                Annual     Quarterly  Commission    Quota      Commission   Other     Total
---------------------------------------------------------------------------------------------------------------------------------
Regional Vice President       4    $  535,000    $187,250                                                             $  187,250
---------------------------------------------------------------------------------------------------------------------------------
District Manager             33     2,207,921     141,000  $ 139,755                                                     280,755
---------------------------------------------------------------------------------------------------------------------------------
Store Manager               481    14,071,972   1,202,500             $ 3,393,750  $1,650,000   $ 538,626   $272,000   7,056,876
---------------------------------------------------------------------------------------------------------------------------------
Assistant Store Manager     481     9,310,797                                         255,000     725,000    233,000   1,213,000
---------------------------------------------------------------------------------------------------------------------------------
Sales                     1,905    29,547,633                                                   2,569,650    464,943   3,034,593
---------------------------------------------------------------------------------------------------------------------------------
Total                     2,904   $55,673,323  $1,530,750  $ 139,755  $ 3,393,750  $1,905,000  $3,833,276   $969,943 $11,772,474
---------------------------------------------------------------------------------------------------------------------------------
Percent of Total Base Pay                         2.8%       0.3%         6.1%        3.4%        6.9%        1.7%      21.2%
---------------------------------------------------------------------------------------------------------------------------------


Continued
---------


-----------------------------------------------------------------
Stores Organization
-----------------------------------------------------------------
                                           Severance
                         ----------------------------------------


Position
-----------------------------------------------------------------
                                  % of        Average
                                  Base Pay    Months     Dollars
-----------------------------------------------------------------
Regional Vice President              35.0%       12   $  535,000
-----------------------------------------------------------------
District Manager                     12.7%        4      630,438
-----------------------------------------------------------------
Store Manager                        50.1%        1    1,339,418
-----------------------------------------------------------------
Assistant Store Manager              13.0%        1      564,014
-----------------------------------------------------------------
Sales                                10.3%               753,981
-----------------------------------------------------------------
Total                                21.2%            $3,822,850
-----------------------------------------------------------------
Percent of Total Base Pay                                6.9%
-----------------------------------------------------------------




Regional Collection Center

---------------------------------------------------------------------------------------------------
                                                 Incentive Programs (2)     Severance
                                                 --------------------------------------------------
                          Approx.
                          Positions  Total                      % of Base    Average
 Position                 Eligible   Base Pay     Total (3)       Pay         Months     Dollars
---------------------------------------------------------------------------------------------------
RCC Manager                    4     $ 260,000   $ 96,000        36.9%         3         $60,000
---------------------------------------------------------------------------------------------------
RCC Supervisor                 8       336,000     57,600        17.1%         0           6,462
---------------------------------------------------------------------------------------------------
Collector II                   8       217,200     53,760        24.8%         1          10,397
---------------------------------------------------------------------------------------------------
Collector I                   92     2,135,845    618,240        28.9%         0          47,668
---------------------------------------------------------------------------------------------------
Total                        112    $2,949,045   $825,600        28.0%                  $124,527
---------------------------------------------------------------------------------------------------
Percent of Total Base                               28.0%                                   4.2%
Pay
---------------------------------------------------------------------------------------------------




(1)  The compensation plans for the Stores and Collection Center Organizations were developed in the ordinary course by the Company and were described in the Motion for disclosure purposes only and will be implemented without further order of the Bankruptcy Court.  Any awards for new positions are not included in the KECP and must be approved by the Compensation Committee of the Board and are incremental to the KECP.  Regional Vice President's are presently scheduled to receive emergence awards of $45,000 from the CEO discretionary fund.
(2)  All Incentive Program dollars based on Target performance and are subject to adjustment based on actual EBITDAIR performance achievement.
(3) Payments made on a monthly basis.




                             Detail Re: Stores and Collection Center Compensation Plan
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Performance
                                                     Measurement          Performance           Performance Levels and Award
 Plan           Purpose         Eligibility          Period               Measures              Opportunity
----------------------------------------------------------------------------------------------------------------------------------
 Annual      Focus participant  Tier                                                           Performance Level
 Incentive   attention             I  RVP                Annual         Based on EBITDA,       (% of Base Salary or Flat $ Amount)
 Plan        on financial         II  DM            Annual & Quarterly  Associate Turnover,    Tier  Threshold   Target  Stretch
             turnaround /        III  SM             Annual - Biweekly  Guest Service, Sales,    I         20%      35%      50%
             business             IV  Other Store   Monthly - Biweekly  Volume, Collections,    II     $ 6,000  $10,000  $16,000
             improvement              Associates                            and SPIFFs          III    $11,070  $14,671  $29,562
                                                                                                IV     $ 1,457  $ 1,777  $ 2,664
                                   V  RCC Mgr           Monthly         Based on total           V     $12,000  $24,000  $36,000
                                  VI  RCC Supr          Monthly         net payments from       VI     $ 4,800  $ 7,200  $ 9,600
                                 VII  Collector II      Monthly         Collector promises      VII    $ 4,680  $ 8,190  $11,700
                                VIII  Collector I       Monthly         kept                   VIII    $ 4,680  $ 8,190  $11,700
                                                    Concurrent with
                                                    Company's fiscal
                                                          year
----------------------------------------------------------------------------------------------------------------------------------
Retention /                             None               None                 None                           None
Stay
Payments
-----------------------------------------------------------------------------------------------------------------------------------
Incentive       Reward key         Tier           Duration of court          Exit from           % of Base Salary
Plan at Exit    associates         I     RVP         supervised              bankruptcy          Tier
Chapter 11      for successful                    restructuring                                      I     20%
Emergence       exit from
Payments        Chapter 11                                                                          * CEO Discretionary Fund
------------------------------------------------------------------------------------------------------------------------------------
Severance       Provide         Eligibility      Benefit Levels
Plan            protection to   ---------------------------------------------------------------------------------------------------
                eligible        Associates
                Associates in   terminated            Tier   Position Title               Severance Formula
                the event of    by the Company         I     Regional Vice President      1 x Annual Base Salary
                job loss        without cause          II    District Manager             Based on years of service
                                Ineligibility         III    Store Manager                Based on years of service
                                Associates:            IV    All Other Store Associates   Based on years of service
                                (1) Terminated         V     RCC Manager                  Based on years of service
                                by the Company         VI    RCC Supervisor               Based on years of service
                                with cause            VII    Collector II                 Based on years of service
                                (2) Who               VIII   Collector I                  Based on years of service
                                voluntarily
                                resign



Continued
---------


-----------------------------------------------------------

                     Payout  Vesting and Payout
 Plan                Form    Schedule
-----------------------------------------------------------
 Annual              Cash    Vesting
 Incentive                   End of each performance period
 Plan                        Payout
                             On or before 60 days from the
                             end of each performance period









-----------------------------------------------------------
Retention /           None        None
Stay
Payments
-----------------------------------------------------------
Incentive             Cash        Upon exit from Chapter 11
Plan at Exit
Chapter 11
Emergence
Payments
-----------------------------------------------------------
Severance            Lump Sum     Vesting
Plan                 Cash         Upon termination
                                  Payout
                                  Within 30 business
                                  days of termination
                                  date